EXHIBIT 99.B1

                            ARTICLES OF INCORPORATION

                                       OF

                            SECURITY TAX-EXEMPT FUND

       FIRST.  The name of the corporation is:  Security Tax-Exempt Fund.

       SECOND. The address of its registered office in the State of Kansas is Security Benefit Group building, 700 Harrison Street, in the City of Topeka, County of Shawnee. The name of its registered agent at such address is Security Management Company, Inc.

       THIRD. The nature of the business or purposes to be conducted or promoted by the corporation is:

       (a) To engage in the business of an investment company and mutual fund and to hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, trade, purchase on margin, sell, sell short, assign, pledge, hypothecate, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Article, without limitation of the generality thereof, be deemed to include any stocks, bonds, shares, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created for issued by any persons, firms associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof; and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities; and

       (b) To engage in any lawful act or activity for which corporations may be organized under the Kansas General Corporation Code.

       In addition to the powers and privileges conferred upon the corporation by law and those incidental thereto, the corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation.

       FOURTH. The total number of shares of stock which the corporation shall have authority to issue is One Hundred Million (100,000,000) shares of common stock, of the par value of Ten Cents ($.10) per share.

       No holder of any shares of stock of the corporation of any class shall be entitled as such, as a matter of right, to subscribe for or purchase any share of stock of the corporation of any class whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to subscribe for or purchase any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the corporation of any class or carrying or evidencing any right to purchase shares of stock of any class.

       The corporation, pursuant to a resolution by the board of directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all share of capital stock of the corporation in any stockholder account in which there are fewer than 50 shares. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder before such redemption of shares, and that the stockholder will have thirty (30 ) days (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 50 shares, or such fewer shares as is specified in the resolution.

       FIFTH.  The name and mailing address of the incorporator are as follows:

NAME                                           ADDRESS
----                                           -------

Larry D. Armel                                 700 Harrison Street
                                               Topeka, Kansas 66636

       The number of directors of the corporation shall be fixed by, or in the manner provided in, the bylaws. The names and mailing addresses of the persons who are to serve as the initial directors of the corporation until the first annual meeting of stockholders or until their successors are elected and qualified are as follows:

NAME                           ADDRESS
----                           -------

Everett S. Gille               700 Harrison Street
                               Topeka, Kansas 66636

Robert E. Jacoby               700 Harrison Street
                               Topeka, Kansas 66636

Mark L. Morris, Jr.            5500 S.W. 7th Street
                               Topeka, Kansas 66606

Harold G. Worswick             635 Kansas Avenue
                               Topeka, Kansas 66603

John O. Tollefson              Kansas University School of Business
                               Lawrence, Kansas 66044

       SIXTH.  The corporation is to have perpetual existence.

       SEVENTH. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

       EIGHTH. Elections of directors need not be by ballot unless the bylaws of the corporation so provide.

       NINTH. The original bylaws of the corporation shall be adopted in any manner provided by law. Thereafter, the bylaws of the corporation may from time to time be altered, amended or repealed, or new bylaws may be adopted, in any of the following ways: (i) by the holders of a majority of the outstanding shares of stock of the corporation entitled to vote, or (ii) by a majority of the full board of directors, and any change so made by the stockholders may thereafter be further changed by a majority of the directors; provided, however, that the power of the board of directors to alter, amend or repeal bylaws, or to adopt new bylaws, may be denied as to any bylaws or portion thereof by the stockholders if at the time of enactment the stockholders shall so expressly provide.

       TENTH. The corporation may agree to the terms and conditions upon which any director, officer, employee or agent accepts his office or position and in its bylaws, by contract or in any other manner may agree to indemnify and protect any director, officer, employee or agent of the corporation, or any person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise, to the extent permitted by the laws of the State of Kansas.

       ELEVENTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them or between this corporation and its stockholders or any class of the, any court of competent jurisdiction within the State of Kansas, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receive or receivers appointed for this corporation under the provisions of K.S.A. 17-6901 or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of K.S.A. 17-6808, may order a meeting of the creditors or class of creditors, or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such representing three-fourths in value of the creditors or class of creditors, or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization, if sanctioned by the court to which the said application has been made, shall be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

       TWELFTH. Except as may be otherwise provided by statute, the corporation shall be entitled to treat the registered holder of any share of the corporation as the owner of such shares and of all rights derived from such shares for all purposes, and the corporation shall not be obligated to recognize any equitable or other claim to or interest in such shares or rights on the part of any other person including, but without limiting the generality of the term "person," a purchaser, pledgee, assignee or transferee of such shares or rights, unless and until such person becomes the registered holder of such shares. The foregoing shall apply whether or not the corporation shall have either actual or constructive notice of the interest of such person.

       THIRTEENTH. Meetings of stockholders may be held within or without the State of Kansas, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes of Kansas) outside the State of Kansas at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

       FOURTEENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

       The undersigned, for the purpose of forming a corporation under the General Corporation Code of the State of Kansas, does hereby execute these Articles, and does hereby declare and certify that this in his act and deed and the facts herein stated are true, and accordingly has executed these Articles this 14th day of July, 1981.

                                   LARRY D. ARMEL
                                   ---------------------------------------------
                                   Larry D. Armel

STATE OF KANSAS                 )
                                ) ss.
COUNTY OF SHAWNEE               )

       BE IT REMEMBERED, that on this 14th day of July, 1981, before me, the undersigned, a Notary Public in and for said county and state, personally appeared Larry P. Armel, who duly acknowledged before me that he executed the foregoing instrument.

       IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

                                  LOIS J. HEDRICK
                                  ---------------------------------------------
                                  Notary Public in and for said County and State

(NOTARIAL SEAL)

My commission expires:  JANUARY 8, 1984.

FOR PROFIT

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                            SECURITY TAX-EXEMPT FUND

       We, Everett S. Gille, President, and Larry D. Armel, Secretary, of Tax-Exempt Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is at Security Benefit Group Building, 700 Harrison Street, in the City of Topeka, County of Shawnee, 66636, Kansas, do hereby certify that at the regular meeting of the board of directors of said corporation held on the 29th day of March 1983, said board adopted a resolution setting forth the following amendment to the articles of incorporation and declaring its advisability:

       RESOLVED, that the articles of incorporation of the Fund be amended by deleting Article FIRST in its entirety, and by inserting, in lieu thereof, the following new Article FIRST:

              "FIRST:  The name of the corporation is SECURITY TAX-EXEMPT FUND."

       FURTHER RESOLVED, that the articles of incorporation of Security Tax-Exempt fund, as heretofore amended, be further amended by deleting Article FOURTH in its entirety and by inserting, in lieu thereof, the following new Article FOURTH:

              "Fourth: The total number of shares of stock which the corporation shall have authority to issue shall be One Hundred Million (100,000,000) shares of common stock, each of the par value of Ten Cents ($.10) per share. The board of directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more series and to increase or decrease the number of shares so authorized to be issued in any such series.

              The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the corporation:

                    (1) At all meetings of stockholders each stockholder of the corporation of any class or series shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of capital stock of any class or series standing in his name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder of any class or series shall be entitled to as many votes as shall equal the number of shares of stock of any class or series multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he may see fit.

                    (2) All shares of stock of the corporation of any class or series shall be nonassessable.

                    (3) No holder of any shares of stock of the corporation of any class or series shall be entitled as such, as a matter of right, to subscribe for or purchase any shares of stock of the corporation of any class or series, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to subscribe for or purchase any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the corporation of any class or series or carrying or evidencing any right to purchase shares of stock of any class or series.

                    (4) All persons who shall acquire stock in the corporation shall acquire the same subject to the provisions of these articles of incorporation.

              The corporation, pursuant to a resolution by the board of directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there are fewer than 50 shares. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have thirty (30) days (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 50 shares, or such fewer shares as is specified in the resolution."

       FURTHER RESOLVED, that the board of directors of this corporation hereby declares the advisability of the foregoing amendments to the articles of incorporation of this corporation and hereby recommends that the stockholders of this corporation adopt said amendments.

       FURTHER RESOLVED, that at the annual meeting of stockholders of this corporation, to be held at the offices of the corporation in Topeka, Kansas, on April 22, 1983, beginning at 2:00 P.M., the matter of the aforesaid proposed amendments to the articles of incorporation of this corporation shall be submitted to the stockholders entitled to vote thereon.

       FURTHER RESOLVED, that in the event the stockholder of this corporation shall approve and adopt the proposed amendments to the articles of incorporation of this corporation as heretofore adopted and recommended by this board of directors, the appropriate officers of this corporation be, and they hereby are, authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all certificates and other instruments, and to take any and all other action as may be necessary to effectuate the proposed amendments to the articles of incorporation of this corporation.

       We further certify that thereafter, pursuant to said resolution, and in accordance with the Bylaws of the corporation and the laws of the State of Kansas, the board of directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the state of Kansas, on the 22nd day of April 1983, said stockholders convened and considered the proposed amendment.

       We further certify that at said meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment, and that the votes were--100,000--(Common Stock) shares in favor of the proposed amendments and -0- (Common Stock) shares against the amendments.

       We further certify that the amendments were duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

       We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

       IN WITNESS WHEREOF we have hereunto set our hands and affixed the seal of said corporation this 29th day of June 1983.

                                   EVERETT S. GILLE, PRESIDENT
                                   ---------------------------------------------
                                   Everett S. Gille, President

                                   LARRY D. ARMEL, SECRETARY
                                   ---------------------------------------------
                                   Larry D. Armel, Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

       Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared: Everett S. Gille, President, and Larry D. Armel, Secretary of Tax-Exempt Fund, a corporation, who are known to me to be the same persons who executed the foregoing Certificate of Amendment to Articles of Incorporation, and duly acknowledged the execution of the same this 29th day of June 1983.

       [SEAL]
                                   LOIS J. HEDRICK
                                   ---------------------------------------------
                                   Notary Public

My appointment or commission expire January 8, 1984.

              THIS FORM MUST BE SUBMITTED THIS OFFICE IN DUPLICATE.

               THE FILING FEE OF $20 MUST ACCOMPANY THIS DOCUMENT.

MAIL THIS DOCUMENT, WITH FEE, TO:
Secretary of State
Capitol, 2nd Floor
Topeka, KS 66612

             CERTIFICATE OF CORRECTION TO ARTICLES OF INCORPORATION
                                       OF
        Security Tax-Exempt Fund (formerly known as Security Income Fund)

We, Everett S. Gille, President, and Tad Patton, Secretary, of Security Tax Exempt Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is at 700 Harrison, in the city of Topeka, county of Shawnee, 66636, Kansas, do hereby certify that at the organizational meeting of the Board of Directors of said corporation held on the fourteenth day of July, 1981, said board adopted a resolution setting forth the following section of the Articles of Incorporation.

              ELEVENTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them or between this corporation and its stockholders or any class of them, any court of competent jurisdiction within the State of Kansas, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of K.S.A. 17-6901 or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of K.S.A. 17-6808, may order a meeting of the creditors or class of creditors, or of stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such MANNER AS THE SAID COURT DIRECTS. IF A MAJORITY IN NUMBER representing three-fourths in value of the creditors or class of creditors, or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization, if sanctioned by the court to which the said application has been made, shall be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

Subsequent to the adoption of the Articles of Incorporation by the Board of Directors of said corporation, the appropriate filings under Kansas law were made to the Secretary of State and the Register of Deeds of Shawnee County, on July 14, 1981.

It has now come to the attention of said corporation that the Eleventh section of the Articles of Incorporation, set forth above, omitted the underlined section. This error appears to have been merely a typographical error. The entire line from the resolution adopted by the Board of Directors was inadvertently not transferred to the cumulative form filed with the Secretary of State. As corrected this section now conforms to the resolution adopted by the Board of Directors at its organizational meeting.

We request that the above referenced correction be made to said corporation's Articles of Incorporation, pursuant to K.S.A. 17-6003 (f).

                                        EVERETT S. GILLE
                                        ----------------------------------------
                                        Everett S. Gille - President

                                        TAD PATTON
                                        ----------------------------------------
                                        Tad Patton - Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

       Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared: Everett S. Gille, President, Tad Patton, Secretary, of Security Tax-Exempt Fund, a corporation, who are known to me to be the same persons who executed the foregoing Certificate of Amendment to Articles of Incorporation, and duly acknowledged the execution of the same this 14th day of December, 1984.

                                        VICKIE JACQUES
                                        ----------------------------------------
                                        Notary Public

My appointment or commission expire June 3, 1986.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                            SECURITY TAX-EXEMPT FUND

       We Michael J. Provines, President, and Amy J. Lee, Secretary, of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability.

       "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

       A. for any breach of his or her duty of loyalty to the corporation or to its stockholder;

       B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

       C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

       D. for any transaction from which the director derived an improper personal benefit."

       We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

       We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

       We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

       We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

       In witness Whereof, we have hereunto set our hands and affixed the seal of said corporation this 26th day of April, 1988.

                                        MICHAEL J. PROVINES
                                        ----------------------------------------
                                        Michael J. Provines, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

       Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President and Amy J. Lee, Secretary of the corporation named in this document who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 26th day of April 1988.

CONNIE BRUNGARDT

----------------------------------------------------------
Notary Public

                      My appointment or commission expires
11-30-1991.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,

                              WITH $20 FILING FEE:

                               Secretary of State

                            2nd Floor, State Capitol

                              Topeka, KS 66612-1594
                                 (913) 296-2236

FOR PROFIT

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                            SECURITY TAX-EXEMPT FUND

       We, Michael J. Provines, President and Amy J. Lee, Secretary, of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

See attached amendment

       We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

       We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

       We further certify that the amendment was duly adopted in accordance with the provision of K.S.A. 17-6602, as amended.

       In Witness Whereof, we have hereunto set our hands and affixed the seal of said corporation this 27th day of July, 1993.

                                        MICHAEL J. PROVINES
                                        ----------------------------------------
                                        Michael J. Provines, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. See, Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

       Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President and Amy J. Lee, Secretary of the corporation named in this document who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 27th day of July 1993.

                                        PEGGY S. AVEY
                                        ----------------------------------------
                                        Peggy S. Avey
                                        Notary Public

                My appointment or commission expires 11-21-1996.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                              WITH $20 FILING FEE:

                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                    296-4564

                            SECURITY TAX-EXEMPT FUND

The Board of Directors of Security Tax-Exempt Fund recommends that the Articles of Incorporation be amended by deleting Article Fourth in its entirety and by inserting, in lieu thereof, the following new Article:

FOURTH: The total number of shares of stock which the corporation shall have authority to issue shall be One Hundred Million (100,000,000) shares of common stock, each of the par value of Ten Cents ($.10) per share. The board of directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more classes or series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the corporation (unless provided otherwise by the board of directors with respect to any such additional class or series at the time of establishing and designating such additional class or series):

(1) At all meetings of stockholders each stockholder of the corporation of any class or series shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of capital stock of any class or series standing in the stockholder's name on the books of the corporation on the date, fixed in accordance with the bylaws for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder of any class or series shall be entitled to as many votes as shall equal the number of shares of stock of any class or series multiplied by the number of directors to be elected, and stockholders may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as they may see fit.

(2) All shares of stock of the corporation of any class or series shall be nonassessable.

(3) No holder of any shares of stock of the corporation of any class or series shall be entitled as such, as a matter of right, to subscribe for or purchase any shares of stock of the corporation of any class or series, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to subscribe for or purchase any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the corporation of any class or series or carrying or evidencing any right to purchase shares of stock of any class or series.

(4) All persons who shall acquire stock in the corporation shall acquire the same subject to the provisions of these articles of incorporation.

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                            SECURITY TAX-EXEMPT FUND

State of Kansas          )
                         ) ss.
County of Shawnee        )

We, Michael J. Provines, President, and Amy J. Lee, Secretary, of Security Tax-Exempt Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 23rd day of July 1993, adopted resolutions setting forth the preferences rights, privileges and restrictions of the corporation's common stock, which resolutions are provided in their entirety as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of Security Tax-Exempt Fund by its Articles of Incorporation, the officers of the Fund are hereby directed and authorized to establish two separate series of common stock of the corporation, effective October 19, 1993.

FURTHER RESOLVED, that the series shall be referred to as Series A and Series B shares of common stock. The officers of the corporation are hereby directed and authorized to establish such series of common stock allocating 50,000,000 $0.10 par value shares of the corporation's authorized capital stock to Series A and allocating the remaining 50,000,000 $0.10 par value shares to Series B.

FURTHER RESOLVED, that Series A shares shall include that stock currently being issued by the corporation.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of the series of Security Tax-Exempt Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the common stock of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
       (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3. (a) The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

       (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such few shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6. Dividends paid with respect to shares of the corporation, to the extent any dividends are paid, will be calculated for each series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan will be borne exclusively by the affected series.

7. Expenses attributable to a particular series shall be allocated and charged to the series to which such expense relates as determined by the corporation's Board of Directors.

8. On the eighth anniversary of the purchase of Series B shares of the corporation, Series B shares (except those purchased through the reinvestment of dividends and other distributions) will automatically convert to Series A shares of the corporation at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands this 5th day of October 1993.

                                        MICHAEL J. PROVINES
                                        ----------------------------------------
                                        Michael J. Provines, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

Be it remembered, that before Judith M. Ralston a Notary Public in and for the county and state aforesaid, came Michael J. Provines, President, and Amy J. Lee, Secretary of Security Tax-Exempt Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 5th day of October 1993.

                                        JUDITH M. RALSTON
                                        ----------------------------------------
                                        Notary Public
                                        Judith M. Ralston

My Commission Expires:  January 1, 1995.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF

                            SECURITY TAX-EXEMPT FUND

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Tax-Exempt Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

See attached amendment.

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the state of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at the meeting a majority of the stockholders entitled to vote, voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said corporation this 21st day of December, 1994.

                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

Be it remembered, that before me a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President, and Amy J. Lee, Secretary of Security Tax-Exempt Fund, who are known to me to be the same persons who executed the foregoing certificate and duly acknowledged the execution of the same this 21st day of December, 1994.

                                        JUDITH M. RALSTON
                                        ----------------------------------------
                                        Notary Public
                                        Judith M. Ralston

My Commission Expires:  January 1, 1995.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                              WITH $20 FILING FEE:

                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                    296-4564

                            SECURITY TAX-EXEMPT FUND

The Board of Directors of Security Tax-Exempt Fund recommends that the Articles of Incorporation be amended by deleting the first paragraph of Article Fourth and by inserting, in lieu thereof, the following new Article:

FOURTH: The total number of shares of stock which the corporation shall have authority to issue shall be one billion (1,000,000,000) shares of common stock, each of the part value of ten cents ($0.10) per share. The board of directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more classes or series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

                            CERTIFICATE OF CHANGE OF
                           DESIGNATION OF COMMON STOCK
                                       OF
                            SECURITY TAX-EXEMPT FUND

State of Kansas          )
                         ) ss.
County of Shawnee        )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Tax-Exempt Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 21st day of October, 1994, adopted resolutions allocating the corporation's authorized capital stock among the two separate series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the corporation's common stock, which resolutions are provided in their entirety as follows:

       WHEREAS, Security Tax-Exempt Fund issues its stock in two separate series designated as Series A and Series B;

       WHEREAS, the corporation's shareholders will consider an amendment to the corporation's articles of incorporation to increase the authorized capital stock of the corporation from 100,000,000 to 1,000,000,000 shares, at a meeting of shareholders to be held December 21, 1994; and

       WHEREAS, upon approval by shareholders of the proposed amendment to the corporation's articles of incorporation, the Board of Directors wishes to reallocate the 1,000,000,000 shares of authorized capital stock among the series.

       NOW, THEREFORE, BE IT RESOLVED, that, upon approval by shareholders of an amendment to the articles of incorporation increasing the corporation's authorized capital stock from 100,000,000 to 1,000,000,000 shares, the officers of the corporation are hereby directed and authorized to allocate 500,000,000 $0.10 par value shares of the corporation's authorized capital stock to Series A and the remaining 500,000,000 $0.10 par value shares to Series B.

       FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the July 23, 1993, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

       FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

We hereby certify that thereafter in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment to the articles of incorporation, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment. We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment which was duly adopted in accordance with the provision of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands this 21st day of December
1994.

                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

Be it remembered, that before me Judith M. Ralston a Notary Public in and for the county and state aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary of Security Tax-Exempt Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 21st day of December, 1994.

                                        JUDITH M. RALSTON
                                        ----------------------------------------
                                        Notary Public
                                        Judith M. Ralston

My Commission Expires:  January 1, 1995.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                            SECURITY TAX-EXEMPT FUND
                            ------------------------

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Tax-Exempt Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a regular meeting of the Board of Directors of said corporation, held on the 2nd day of February, 1996, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                                    RESOLVED

The Board of Directors of Security Tax-Exempt Fund recommends that the Articles of Incorporation be amended by deleting Article Fourth in its entirety and by inserting, in lieu thereof, the following new Article:

FOURTH: The corporation shall have authority to issue an indefinite number of shares of common stock, of the par value of ten cents ($0.10) per share. The board of directors of the Corporation is expressly authorized to cause shares of common stock of the Corporation authorized herein to be issued in one or more series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such series.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said corporation this 2nd day of February, 1996.

                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

Be it remembered, that before me L. Charmaine Lucas, a Notary Public in and for the aforesaid county and state personally appeared John D. Cleland, President, and Amy J. Lee, Secretary of Security Tax-Exempt Fund, who are known to me to be the same persons who executed the foregoing certificate and duly acknowledged the execution of the same this 2nd day of February, 1996.

                                        L. CHARMAINE LUCAS
                                        ----------------------------------------
                                        Notary Public
                                        L. Charmaine Lucas

My Commission Expires:  04/01/98

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                              WITH $20 FILING FEE:

                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                    296-4564

                           CERTIFICATE OF DESIGNATIONS
                                 OF COMMON STOCK
                                       OF
                            SECURITY TAX-EXEMPT FUND
                            ------------------------

State of Kansas          )
                         ) ss.
County of Shawnee        )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Tax-Exempt Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 2nd day of February, 1996, adopted resolutions authorizing the corporation to issue an indefinite number of shares of capital stock of each of the two series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Tax-Exempt Fund, which resolutions are provided in their entirety as follows:

       WHEREAS K.S.A. 17-6602 has been amended to allow he board of directors of a corporation that is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") to approve, by resolution, an amendment of the corporation's Articles of Incorporation, to allow the issuance of an indefinite number of shares of the capital stock of the corporation;

       WHEREAS, the corporation is registered as an open-end investment company under the 1940 Act; and

       WHEREAS, the Board of Directors desire to authorize the issuance of an indefinite number of shares of capital stock of each of the two series of common stock of the corporation;

       NOW THEREFORE BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $0.10 par value shares of capital stock of each series of the corporation, consisting of Series A and Series B;

       FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the July 23, 1993, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting; and

       FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

The undersigned do hereby certify that the foregoing amendment to the corporation's Articles of Incorporation has been duly adopted in accordance with the provisions of K.S.A. 17-6602.

IN WITNESS WHEREOF, we have hereunto set our hands this 2nd day of February, 1996.

                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

State of Kansas          )
                         ) ss.
County of Shawnee        )

Be it remembered, that before me L. Charmaine Lucas, a Notary Public in and for the county and state aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary of Security Tax-Exempt Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 2nd day of February, 1996.

                                        L. CHARMAINE LUCAS
                                        ----------------------------------------
                                        Notary Public
                                        L. Charmaine Lucas

My Commission Expires:  04/01/98

                            CERTIFICATE OF AMENDMENT


Name of corporation:  Security Tax-Exempt Fund

     We, John D. Cleland, President and Amy J. Lee, Secretary, of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of the corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

     NOW, THEREFORE, BE IT RESOLVED, that the Board hereby approves the amendment of the Fund's Articles of Incorporation to change the Fund's name from Security Tax-Exempt Fund to Security Municipal Bond Fund.

     We further certify that thereafter, pursuant to the resolution and in accordance with the bylaws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

     We further certify that at the meeting a majority of the stockholder entitled to vote voted in favor of the proposed amendment.

     We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

     In Witness Whereof, we have hereunto set our hands this 30th day of April, 1998.

                                                      JOHN D. CLELAND
                                                      John D. Cleland, President


                                                      AMY J. LEE
                                                      Amy J. Lee, Secretary

State of Kansas

County of Shawnee

     Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President, and Amy J. Lee, Secretary, of the corporation named in this document, who are known to me to be the same persons who executed the foregoing certificate and duly acknowledged its execution of the same this 30th day of April, 1998.

                                                      JANA R. SELLEY
                                                      Notary Public
                                                      Jana R. Selley

My appointment or commission expires June 14, 2000.